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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 25, 2004
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                          HOMETOWN AUTO RETAILERS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                  000-24669             06-1501703
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  (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE       (IRS EMPLOYER
           INCORPORATION)                NUMBER)          IDENTIFICATION NO.)



                              774 STRAITS TURNPIKE
                               WATERTOWN, CT 06795
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (860) 945-6900
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Exhibits.

           Number                   Description

            99.1                    Press Release dated March 25, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 25, 2004, Hometown issued a press release announcing its 2003 annual results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  Hometown Auto Retailers, Inc.

                                                  By:   /s/ Charles F. Schwartz
                                                     ---------------------------
                                                  Name:  Charles F. Schwartz
                                                  Title: Chief Financial Officer



Dated:  March 25, 2004